Exhibit 10.22

Certain identified information has been excluded from this exhibit both because it (i) is not material and (ii) is the type that the issuer treats as private or confidential. Brackets with triple asterisks denote omissions.

Agreement No. 19-00399B

SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This Amendment to Exclusive License Agreement (“Amendment”) is made effective the 22nd day of September, 2023, is by and between the Wisconsin Alumni Research Foundation (“WARF”), a nonstock, nonprofit Wisconsin corporation, and ColdQuanta, Inc. dba Infleqtion (“Licensee”), a corporation organized and existing under the laws of Delaware.

WITNESSETH

WHEREAS, WARF and Licensee previously entered into an Exclusive License Agreement, Agreement No. 19-00399, made effective October 1, 2019; and as amended on May 4, 2020, Agreement No. 19-00399A (together, the “Agreement”);

WHEREAS, the Licensee wishes to add the patent rights described in WARF Ref: P230077US01, MULTI-SCALE ARCHITECTURE FOR OPTICAL ADDRESSING AND CONTROL OF QUBIT ARRAYS to the Licensed Patents; and

WHEREAS, WARF and the Licensee wish to amend certain dates in the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below and in the Agreement, the parties covenant and agree as follows:

1. Appendix B is hereby replaced in its entirety with the attached Appendix B, which includes P230077US01 in the Licensed Patents.

2. As consideration for this Amendment, a one-time license fee of [***] will be invoiced and is due to WARF within 30 days of executing this Amendment.

3. The first sentence of Section 4D is hereby replaced with the following:

Licensee further agrees to pay to WARF a minimum royalty of [***] per calendar year or part thereof during which this Agreement is in effect, the first of which will be due for calendar year 2026, against which any royalty earned for the same calendar year will be credited. The minimum royalty for a given year will be due at the time payments are due for the previous calendar half ending on December 31. For clarity, the first minimum royalty payment for 2026 will be due January 30, 2026.

4. Section 7C, including sub-Sections 7C(i) &(ii), is hereby deleted in its entirety and replaced with the following:

“C. WARF may terminate this Agreement or amend this Agreement to convert the license grant under Section 2A to be non-exclusive, at WARF’s option, upon ninety (90) days’ written notice to Licensee specifying whether WARF intends to terminate or amend the license grant (“Triggering Event Notice”) if any one or more of the following occurs (each, a “Triggering Event”): [***]

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Wisconsin Alumni Research Foundation

Agreement No. 19-00399B

5. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement. Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement shall remain in effect as set forth therein. In the event that this Amendment and the Agreement are inconsistent, the terms and provisions of this Amendment shall supersede the terms and provisions of the Agreement, but only to the extent necessary to satisfy the purpose of this Amendment. Each party hereto represents to the other that it has the full authority to execute, deliver and perform this Amendment in accordance with its terms. The persons signing on behalf of WARF and Licensee hereby warrant and represent that they have authority to execute this Amendment on behalf of the party for whom they have signed.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the dates indicated below.

WISCONSIN ALUMNI RESEARCH FOUNDATION

By:	/s/ Michael Falk	Date:	9/28/2023
Michael Falk, Chief IP & Licensing Officer

INFLEQTION

By:	/s/ Troy Smith	Date:	September 27, 2023

Name and Title:	Troy Smith, Corporate Counsel, Intellectual Property

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Wisconsin Alumni Research Foundation

Agreement No. 19-00399B

APPENDIX B

LICENSED PATENTS

REFERENCE NUMBER	COUNTRY	APPLICATION SERIAL NUMBER	FILING DATE	PATENT NUMBER

SYSTEM AND METHOD FOR OPTICAL CONFINEMENT OF ATOMIC PARTICLES

Mark Saffman, Martin Lichtman

P140422US01	UNITED STATES	14/474702	9/2/14	9355750

SYSTEM AND METHOD FOR CONTROLLING PARTICLES USING PROJECTED LIGHT

Mark Saffman

P190053US01	UNITED STATES	16/239997	1/4/19	10559392
P190053US02	UNITED STATES	17/420542	1/3/20
P190053WO01	W.I.P.O. (IS PCT)	PCT/US2020/012228	1/3/20
P190053AU01	Australia	2020204705	1/3/20
P190053CN01	China	202080007894.0	1/3/20
P190053JP01	Japan	2021538947	1/3/20
P190053KR01	Republic of Korea	1020217024440	1/3/20
P190053EP01	EPO	2020736184	1/3/20
P190053CA01	Canada	3123899	1/3/20

OPTICAL CONTROL OF QUBITS WITH SPATIAL LIGHT MODULATORS FOR QUANTUM COMPUTING AND QUANTUM SIMULATION

Mark Saffman, Trent Graham, Robert Williamson

P200138US01	UNITED STATES	16/859743	4/27/20	11575860
P200138WO01	W.I.P.O. (IS PCT)	PCT/US2021/029349	4/27/21
P200138EP01	EPO	2021796510	4/27/21

MULTI-SCALE ARCHITECTURE FOR OPTICAL ADDRESSING AND CONTROL OF QUBIT ARRAYS

Mark Saffman, Trent Graham

P230077US01	UNITED STATES	63/427347	11/22/22

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Wisconsin Alumni Research Foundation